UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 7, 2021, certain subsidiaries of Rush Enterprises, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) to acquire substantially all of the assets and assume certain liabilities (the “Transaction”) of Summit Truck Group, LLC, a Texas limited liability company, and certain of its subsidiaries and affiliates (collectively, the “Seller”), which assets are currently used in the conduct of commercial vehicle sales, leasing, rental, parts and service business operated by Seller at the dealership facilities set forth below (the “Business”). The following chart sets forth the Seller’s commercial vehicle sales, leasing, rental, parts and service operations by location:

Truck Center Location	Franchise(s)	Truck Sales	Leasing Franchise	Parts and Service	Collision Center
Jonesboro, Arkansas	International, IC Bus, Dennis Eagle	Yes	No	Yes	No
Lowell, Arkansas	International, IC Bus, Isuzu, Dennis Eagle	Yes	Idealease	Yes	Yes
North Little Rock, Arkansas	International, IC Bus, Dennis Eagle, Landoll	Yes	Idealease	Yes	Yes
Pine Bluff, Arkansas	International, IC Bus, Dennis Eagle	Yes	No	Yes	No
Russellville, Arkansas	International, IC Bus Dennis Eagle	Yes	No	Yes	No
Kansas City, Kansas	n/a	No	Idealease	No	No
Salina, Kansas	International, Dennis Eagle	No	Idealease	Yes	No
Topeka, Kansas	International, Dennis Eagle	Yes	No	Yes	No
Wichita, Kansas	International, Dennis Eagle	Yes	Idealease	Yes	No
Tupelo, Mississippi	International, IC Bus, Ford, Dennis Eagle	Yes	Idealease	Yes	No
Cape Girardeau, Missouri	International, Dennis Eagle	Yes	No	Yes	No
Joplin, Missouri	International, Dennis Eagle	Yes	No	Yes	Yes
Kansas City, Missouri	International, Dennis Eagle	Yes	No	Yes	No
Sedalia, Missouri	International, Dennis Eagle	Yes	No	Yes	No
Springfield, Missouri	International, Isuzu, Dennis Eagle	Yes	Idealease	Yes	No
St. Joseph, Missouri	International, Dennis Eagle	Yes	No	Yes	No
West Plains, Missouri	International, Dennis Eagle	Yes	No	Yes	No
Ardmore, Oklahoma	International, IC Bus, Dennis Eagle	Yes	No	Yes	No
Enid, Oklahoma	International, IC Bus, Dennis Eagle	Yes	No	Yes	No
Oklahoma City, Oklahoma	International, IC Bus, Dennis Eagle Collins and Isuzu	Yes	Idealease	Yes	No
Tulsa, Oklahoma	International, IC Bus, Crane Carrier, Dennis Eagle, Ottawa	Yes	Idealease	Yes	Yes
Muskogee, Oklahoma	International, IC Bus	No	No	Service Only	No
Memphis, Tennessee	International, Isuzu, Dennis Eagle	Yes	No	Yes	Yes
Wichita Falls, Texas	International, Dennis Eagle	Yes	No	Yes	No

The Company estimates that the purchase price for the Business, including goodwill, but excluding any real property, will be approximately $290.6 million (the “Purchase Price”). At the closing, the Company anticipates that it will finance approximately $148.3 million of the Purchase Price. Pursuant to the terms of the Purchase Agreement, a portion of the Purchase Price will be placed in escrow to secure the indemnity obligations of the Seller and certain other parties and certain other post-closing obligations of the Seller and certain other parties for a period of 12 months following the closing.

In connection with the Transaction, the Company also anticipates purchasing certain real property of the Seller for approximately $70 million pursuant to one or more real property purchase agreements.

Each of the parties have agreed to customary representations, warranties, covenants and indemnification provisions in the Purchase Agreement.

Consummation of the Transaction is subject to the satisfaction or waiver of certain closing conditions including, among other things, (i) the receipt of approval of the Transaction by certain manufacturers the Seller currently represents (including International, IC Bus, Isuzu, Collins Bus, Crane Carrier, Dennis-Eagle, Ford, Landoll Trailers and Ottawa) and Idealease, Inc. and (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Subject to regulatory approval and the satisfaction of the closing conditions set forth in the Purchase Agreement, the Company expects the Transaction to close during the fourth quarter of 2021.

The Purchase Agreement contains certain termination rights of the parties under specified circumstances, including, among other things, if the closing of the Transaction has not occurred by December 31, 2021 (unless the parties otherwise agree in writing prior to such date).

The foregoing description of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, failure to obtain, delays in obtaining, or adverse conditions contained in, (i) approval of the Transaction by certain manufacturers the Seller currently represents or Idealease, Inc., (ii) any required regulatory or other approvals, including antitrust approvals, (iii) failure to consummate or a delay in consummating the Transaction for other reasons, and (iv) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The Company does not intend to update or revise any forward-looking statements unless securities laws require it to do so, and the Company undertakes no obligation to publicly release any revisions to forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Asset Purchase Agreement, dated September 7, 2021 *++
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

++ Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed. The registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: September 13, 2021	By:	/s/ Michael Goldstone
Michael Goldstone
Vice President, General Counsel and
Corporate Secretary